UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 8, 2008
____________________

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-141513; 333-149862
(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

      A copy of a press release issued by Teachers Insurance and Annuity Association of America (“TIAA”) on April 3, 2008 with respect to, among other things, the information contained in Item 8.01 of this Current Report on Form 8-K, has been furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01      Other Events.

      On April 3, 2008, the Board of Trustees of TIAA (the “Board”) announced that Roger W. Ferguson, Jr. has been named as the president and chief executive officer of TIAA, effective April 14, 2008. Also, the Board announced that Ronald L. Thompson has been named the chairman of the TIAA board, also effective April 14, 2008. Messrs. Ferguson and Thompson will succeed Herbert M. Allison, Jr., who is retiring effective April 14, 2008, in such roles. Mr. Allison has been the chairman, president and chief executive officer of TIAA since November 2002.

      Mr. Ferguson, age 57, most recently has been the head of financial services, a member of the executive committee and chairman of Swiss Re America Holding Corporation (“Swiss Re”). Mr. Ferguson was appointed chairman of Swiss Re in June 2006, and in October 2006, he was appointed head of financial services and became a member of Swiss Re’s executive committee. Before joining Swiss Re, Mr. Ferguson served as vice chairman of the Board of Governors of the U.S. Federal Reserve System. He joined the Federal Reserve in 1997, and became Vice Chairman in 1999. Prior to joining the Federal Reserve Board, Mr. Ferguson was an Associate and Partner at McKinsey & Company from 1984 to 1997. From 1981 to 1984, he was an attorney at the law firm of Davis Polk & Wardwell. Mr. Ferguson is currently a member of the Board of Overseers of Harvard University and is a member of the Board of Trustees of the Institute for Advanced Study. He is also a member of the Council on Foreign Relations and the Group of Thirty.

      Mr. Thompson joined the Board in 1995 and currently serves as its Presiding Trustee. Mr. Thompson served as chairman and chief executive officer of Midwest Stamping and Manufacturing Company from 1993 to 2005. Mr. Thompson currently serves on the board of Washington University in St. Louis.

Item 9.01       Financial Statements and Exhibits.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Not Applicable.

      (d) Exhibits.

Exhibit No.	Description

99.1 --	Press release of TIAA, issued on April 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

		By:	TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

DATE: April 8, 2008	By:		/s/ Stewart P. Greene
Stewart P. Greene
Vice President and Associate General Counsel